EXHIBIT 10.17

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into this December 14, 2018 (the “Effective Date”) between the entities listed on Exhibit A attached hereto (each, a “Seller” and collectively, the “Sellers”), on the one hand, and Easterly Government Properties LP, a Delaware limited partnership (“Purchaser”), on the other hand.

WHEREAS, the Sellers and Purchaser entered into that certain Purchase and Sale Agreement and Escrow Instructions made and entered into as of June 15, 2018 (the “Purchase Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, Sellers and the Purchaser desire to amend the Purchase Agreement, subject to and in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Purchaser hereby agree as follows:

1.

Third Target Closing Date:  Notwithstanding anything to the contrary contained in the Purchase Agreement or in any Seller’s Postponement Notice previously delivered to Purchaser, the Third Target Closing Date shall occur no later than February 11, 2019, on a date designated by the Sellers to Purchaser in writing not less than five (5) business days prior to such Third Target Closing Date.

2.

Reimbursement of Sellers’ Transaction Costs.  Sellers shall have the right to request not less than three (3) business days prior to the Third Target Closing Date that Purchaser pay to Seller at Closing Sellers’ reasonable substantiated third-party out-of-pocket expenses (including reasonable attorneys’ fees and commissions payable to third parties) incurred in connection with the Closing on the Third Target Closing Date (collectively, the “Transaction Costs”).  Purchaser shall be obligated to pay Transaction Costs up to $260,000 in the aggregate.  At Closing, Purchaser shall pay to Sellers the amount of Transaction Costs, if any.

3.

Counterparts:  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Counterparts to this Amendment may be executed and delivered by facsimile, “pdf”, e-mail transmission and/or electronic copy, and such signed counterparts of this Amendment shall be deemed sufficient to bind the parties hereto, and shall be deemed to be original signatures for all purposes.

4.	Effect of Amendment: All references to the “Purchase Agreement” in the Purchase Agreement shall be deemed to mean the Purchase Agreement, as amended by this Amendment.
5.

Ratification:  Sellers and Purchaser acknowledge that notwithstanding anything in the Purchase Agreement or any correspondence between the parties to the contrary, the Purchase Agreement has remained, and is, in full force and effect, and as expressly modified by this Amendment, Sellers and Purchaser hereby reaffirm all terms, covenants and conditions contained in the Purchase Agreement, and the Purchase Agreement is ratified and confirmed in all respects.  To the extent there is any conflict between the terms of this Amendment and the Purchase Agreement, the terms of this Amendment shall govern.

6.	Successors: The terms, covenants and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
7.	Governing Law: This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any principles regarding conflict of laws.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first written above.

SELLERS:

ACQUEST GOVERNMENT LEASES, LLC,

a New York limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

CHARLESTON SSA OC, LLC,

a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

CHARLESTON FEDERAL COURTHOUSE, LLC,

a South Carolina limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

DALLAS SSA, L.P.,

a Texas limited partnership

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

CLARKSBURG GSA, LLC,

a Michigan limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

DEA BAKERSFIELD, LLC,

a Michigan limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

GPT PORTLAND, OR 1201 LLOYD, LLC,

an Oregon limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

GSA DES PLAINES, LLC,

a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

LOUDOUN BUILDING, L.L.C.,

a Virginia limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

PARKERSBURG BPD OC, LLC,

a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

PITTSBURGH FBI-GPT BUSINESS TRUST,

a Pennsylvania business trust

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

PITTSBURGH USCIS OC, LLC,

a Delaware limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

THE RIVERDALE FDA LLC,

a Virginia limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

VA VENTURE BATON ROUGE, LLC,

an Indiana limited liability company

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

PURCHASER:

EASTERLY GOVERNMENT PROPERTIES LP,

a Delaware limited partnership

By:  Easterly Government Properties, Inc.,

a Maryland corporation

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

EXHIBIT A

LIST OF SELLERS

SELLER	PROPERTY LOCATION
Acquest Government Leases, LLC	130 S. Elmwood Ave. Buffalo NY
Charleston Federal Courthouse, LLC	85 Broad St., Charleston SC
Charleston SSA OC, LLC	500 Quarrier St., Charleston WV
Clarksburg GSA, LLC	320 W. Pike St., Clarksburg WV
Dallas SSA, L.P.	10824 N. Central Expressway, Dallas TX
DEA Bakersfield, LLC	7400 Schirra Court, Bakersfield CA
GSA Des Plaines LLC	2300 E. Devon, Des Plaines IL
GPT Portland, OR 1201 Lloyd, LLC	1201 Lloyd Blvd., Portland OR
Loudoun Building, L.L.C.	22624 Dulles Summit Ct., Sterling VA
Parkersburg BPD OC, LLC	320 Avery St., Parkersburg, WV
Pittsburgh FBI-GPT Business Trust	3311 E. Carson St., Pittsburgh PA
Pittsburgh USCIS OC, LLC	3000 Sidney St., Pittsburgh PA
The Riverdale FDA LLC	4300 River Rd., College Park MD
VA Venture Baton Rouge, LLC	7968 Essen Park Ave., Baton Rouge LA

1" = "1" "WDC 91065671v2" "" WDC 91065671v2